UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported):  August 31, 2011

China Bilingual Technology & Education Group Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-162102	68-0678185
State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 2 Longbao Street Xiaodian Zone, Taiyuan City Shanxi Province, People’s Republic of China	030031
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 86-351-7963988

(Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 31, 2011, China Bilingual Technology & Education Group Inc. (the “Company”) completed its acquisition of Shanxi Rising Education Investment Co., Ltd. (“Shanxi Rising”) (herein referred to as the “Transaction”). The Transaction was contemplated by an Equity Transfer Agreement (the “Agreement”) between the Company and all the equity holders of Shanxi Rising (“Shareholders”) dated August 31, 2011 which was described in, and filed with, the Company’s Current Report on Form 8-K dated September 9, 2011.

The Transaction resulted in the acquisition by the Company of the assets and operations of Shanxi Rising, which provides kindergarten, primary and secondary school education in Jinzhong City, Shanxi Province of the PRC, with approximately 5,000 students currently enrolled and a total capacity for approximately 10,000 students. The Shanxi Rising campus spans 82 acres and is comprised of over 2.3 million square feet of facilities, including 18 dormitories to accommodate 10,000 students, academic classrooms, gymnasium, theatre, natatorium, cafeteria, and other administrative and academic buildings.

The purchase price for the Transaction was RMB 690 million (approximately $108.02 million) of which RMB 340 million (approximately $53.21 million) has been paid. The balance of the purchase price shall be paid as follows: RMB 150 million (approximately $23.48 million) to be paid by August 31, 2012, RMB 100 million (approximately $15.64 million) by August 31, 2013 and RMB 100 million (approximately $15.64 million) by August 31, 2014.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited consolidated financial statements of Shanxi Rising and subsidiaries as of and for the years ended August 31, 2011 and 2010 are filed as Exhibit 99.1 hereto and incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information with respect to the transaction described in Item 2.01 is filed as Exhibit 99.2 hereto and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
99.1	Consolidated Financial Statements of Shanxi Rising Education Investment Company Limited and Subsidiaries
99.2
Unaudited Pro Forma Condensed Combined Financial Information of China Bilingual Technology & Education Group Inc. and Subsidiaries and Shanxi Rising Education Investment Company Limited and Subsidiaries

EX-101.INS	XBRL INSTANCE DOCUMENT
EX-101.SCH	XBRL TAXONOMY EXTENSION SCHEMA DOCUMENT
EX-101.CAL	XBRL TAXONOMY EXTENSION CALCULATION LINKBASE
EX-101.DEF	XBRL TAXONOMY EXTENSION DEFINITION LINKBASE
EX-101.LAB	XBRL TAXONOMY EXTENSION LABELS LINKBASE
EX-101.PRE	XBRL TAXONOMY EXTENSION PRESENTATION LINKBASE

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHINA BILINGUAL TECHNOLOGY & EDUCATION GROUP INC.

Date: November 17, 2011	By:	/s/ Michael Toups
Name: Michael Toups
Title: Chief Financial Officer

3